UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

SOLLENSYS CORP
(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2475 Palm Bay Rd. NE, Suite 120

Palm Bay, FL 32905

(Address of principal executive offices)

(866) 438-7657

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 2, 2021, the Board of Directors of Sollensys Corp (the “Company”) terminated the engagement of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered accounting firm.

MaloneBailey’s report on the Company’s financial statements for the transition period from March 31, 2020 to December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern. Furthermore, from March 31, 2020 and through December 2, 2021, there have been no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for the transition period from March 31, 2020 to December 31, 2020.

Except as set forth below, for the transition period from March 31, 2020 to December 31, 2020, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K. In connection with the audit of the Company’s financial statements for the transition period from March 31, 2020 to December 31, 2020, MaloneBailey identified the existence of a material weakness in the Company’s internal control over financial reporting. The ineffectiveness of the Company’s internal control over financial reporting was due to the following material weaknesses which the Company identified in its internal control over financial reporting: lack of segregation of duties and multiple level of review due to limited accounting personal, lack of formal documentation surrounding internal controls, and lack of controls over proper maintenance of records. These material weaknesses have not been corrected.

The Company provided MaloneBailey with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that MaloneBailey furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. MaloneBailey’s letter to the Commission is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

On December 2, 2021, the Company’s Board of Directors appointed HoganTaylor LLP (“HoganTaylor”) as the Company’s new independent registered accounting firm. During the Company’s two most recent fiscal years and through December 2, 2021, neither the Company nor anyone acting on the Company’s behalf consulted HoganTaylor with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from MaloneBailey, LLP, dated December 6, 2021, addressed to the Securities and Exchange Commission.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLLENSYS CORP

Dated: December 6, 2021	By:	/s/ Donald Beavers
Donald Beavers Chief Executive Officer